SUPPLEMENT DATED MARCH 22, 2011 TO THE PROSPECTUS OF
MARKET VECTORS ETF TRUST
Dated February 16, 2010

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Egypt Index ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Due to political and civil unrest in Egypt, the Egyptian Exchange (EGX) has been closed since January 27, 2011, and it is anticipated that it will re-open on March 23, 2011. These events highlight the risks of investing in Egyptian issuers, such as the risks of political and social instability, that are discussed on pages 3–4 and 9–13 of the Fund’s Prospectus.

As a result of the closure of the EGX, the Fund has suspended creation orders for shares of the Fund. It is the Fund’s normal policy to suspend creation orders when the underlying market is closed for an extended period as a result of extraordinary circumstances. However, as noted in the Fund’s Statement of Additional Information, the Fund reserves the right to reject any particular creation order in its discretion. Redemption orders for the Fund will continue to be accepted as described in the Fund’s Statement of Additional Information.

Upon the re-opening of the EGX and subject to the determination of Van Eck Associates Corporation that the market is functioning effectively, the Fund expects to commence accepting creation orders. The EGX has announced, however, that it will impose new procedures and trading restrictions (such as shortened trading hours and trading suspensions if price movements reach predetermined limits) upon re-opening that could have an adverse impact on the Fund’s ability to purchase and sell local securities.

Please retain this supplement for future reference.